SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                         BRIDGES INVESTMENT FUND, INC.
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                         BRIDGES INVESTMENT FUND, INC.

                                256 Durham Plaza
                              8401 West Dodge Road
                             Omaha, Nebraska 68114
                                  402-397-4700

                                                               February 26, 2007

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND
                                PROXY STATEMENT

To the Shareholders of
Bridges Investment Fund, Inc.

     The Annual Meeting of the shareholders of Bridges Investment Fund, Inc., a Nebraska corporation, will be held at Happy Hollow Country Club, 1701 South 105th Street, Omaha, Nebraska, on Tuesday, March 27, 2007, at 7:00 p.m., Central Standard Time, for the following purposes:

     1. To elect a Board of ten (10) Directors, as provided in Proposal 1 below;

     2. To approve or reject the continuance of the investment advisory contract with Bridges Investment Management, Inc. as investment adviser to the Fund for the year commencing April 17, 2007, and ending April 17, 2008, as more fully described in Proposal 2 below;

     3. To approve or reject the ratification of the selection of Deloitte & Touche LLP as independent public accountant for the Fund for the year ending December 31, 2007, as provided in Proposal 3 below; and

     4. To transact such other business as may properly come before the meeting.


     This proxy is solicited by the Board of Directors to be voted at the Annual Meeting or any adjournment thereto. The cost of the Proxy solicitations will be paid by the investment adviser for the Fund. Additional solicitation may be made by mail, personal interview, or telephone by Fund personnel, and no compensation will be paid therefore. The cost of any such additional solicitation will also be paid by the Fund's investment adviser. This proxy statement and form of proxy card are first being mailed to shareholders on or around February 28, 2007.

     If you do not expect to be present, please sign the enclosed Proxy and mail it to Proxy Tabulator, P.O. Box 9122, Farmingdale, New York 11735. You may also vote by telephone or the Internet. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Please do not return the enclosed proxy card if you are voting by telephone or on the Internet. For further instructions on voting by telephone or via the Internet, please see the instructions on the enclosed proxy card.

     All valid Proxies obtained will be voted in favor of the election of directors unless specified to the contrary. With respect to the approval of the investment advisory contract (Proposal 2 above) and the ratification of the selection of accountants (Proposal 3 above), all valid Proxies will be voted in accordance with the designation on the Proxies. If no designation is made, Proxies will be voted in favor of the proposals. Each shareholder has the power to revoke his or her Proxy at any time prior to the voting thereof by sending a letter to the Fund's office or by executing a new Proxy. The giving of a Proxy will not affect your right to vote in person if you attend the Annual Meeting. At the beginning of the meeting, all shareholders in attendance will be given an opportunity to revoke their Proxies and to vote personally on each matter described herein.

     The Annual Report for the year ended December 31, 2006, which is being mailed with this Proxy Statement, includes a statement of assets and liabilities as of December 31, 2006, and a statement of income and expenses for the year ended that date. Any shareholder who desires additional copies may obtain them upon request at the office of the Fund, 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114; phone number: (402) 397-4700.

     The Board of Directors has fixed the close of business on January 31, 2007, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. The transfer books of the Fund will not be closed.

     On January 31, 2007, the Fund had outstanding 2,336,228 shares of capital stock, par value $1 per share. In the election of directors, shareholders are entitled to cumulative voting, which means that each share is entitled to as many votes as there are directors to be elected. Such votes may all be cast for one nominee or distributed among as many nominees and in such proportions as the holder sees fit. The ten (10) nominees with the most votes will be elected as directors (Proposal 1). Unless otherwise instructed, the proxy holders will vote the proxies received by them equally for each nominee shown in this Proxy Statement. In other matters, each share is entitled to one vote. The affirmative vote of the holders of a majority of the outstanding shares of the capital stock entitled to vote at the Annual Meeting is required to approve the continuance of the investment advisory contract (Proposal 2). The affirmative vote of the holders of a majority of the outstanding shares of capital stock present and entitled to vote either in person or by proxy is required to approve the ratification of Deloitte and Touche LLP as the Fund's independent public accountants for the year ending December 31, 2007 (Proposal 3).

     Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and (with respect to proposals other than the election of directors) "Against" votes, abstentions and broker non-votes. A "broker non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions). Abstentions will be counted toward the vote total for each proposal, and will have the same effect as "Against" votes. With respect to Proposals 1 and 3, broker non-votes have no effect and will not be counted toward the vote total for any proposal. With respect to Proposal 2, broker non-votes will have the same effect as "Against" votes.

     In order to transact business at the Annual Meeting, a quorum must be present. Under the Fund's By-Laws, a quorum is present if the holders of a majority of the total number of outstanding shares as of the record date are represented at the Annual Meeting either in person or by proxy. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

     In accordance with the Fund's Articles of Incorporation and By-Laws, the Fund's Board of Directors set the size of the Fund's Board of Directors at ten
(10) directors. The Fund's By-Laws provide for the election of these directors who will serve until the next Annual Meeting of the shareholders and until their successors are elected and qualified. The Fund's Board of Directors has amended the Fund's By-Laws to provide the Board of Directors discretion to select the date and time of the Annual Meeting, provided such date is no longer than six months after the end of the Fund's fiscal year or fifteen months after the Fund's last annual meeting.

     In April, 2003, the Fund's Administration and Nominating Committee adopted a retirement policy whereby directors of the Board will not stand for reelection in the year in which that director becomes 72 unless the Administration and Nominating Committee determines that an exception is applicable to an individual that continues to be employed in an executive position with a service provider of the Fund or an individual that has a significant portion of his or her net worth invested in the Fund. The Administration and Nominating Committee has granted an exception from the application of such policy to Mr. Edson L. Bridges II in view of his 44 years of experience with the leadership and management of the Fund and its affiliates and to Mr. Estabrook and Mr. Smith in recognition of their families' significant holdings in the Fund. Mr. Edson L. Bridges II and Mr. Smith have elected not to stand for re-election as Board members after the 2007 Annual Meeting of Shareholders. At December 31, 2006, Mr. Bridges II beneficially owned 77,553 shares, or 3.32%, and Mr. Smith beneficially owned 27,535 shares, or 1.18% of the Fund shares.

     The persons named in the enclosed Proxy intend to nominate and vote in favor of the election of the nominees listed below, all of whom have consented to serve the term for which they are standing for election. If for any reason any of the nominees shall become unavailable for election, the vacancy may be filled by the Board of Directors in accordance with the By-Laws, and the Proxy will be voted for nominees selected by the Board of Directors, unless the Board of Directors determines not to fill such vacancy.

     The determination of an interested person is based on the definition in
Section 2(a)(19) of the Investment Company Act of 1940 and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19). Interested persons include a director or officer of the Fund who has a significant or material business or professional relationship with the Fund's investment adviser, Bridges Investment Management, Inc. Those individuals who are not "interested persons" are disinterested persons for this disclosure. Bridges Investment Fund, Inc. considers these proposed Board members to be "independent directors" exercising care, diligence and good business judgment with respect to the governance of the Fund.

     The following information is furnished as to the proposed nominees whose terms of office will run from March 27, 2007 to the 2008 annual meeting and until their successors are elected and qualified:


                             Disinterested Persons
                      Also Known As Independent Directors


                                                                                                  Number and
                                                                                              Percentage of Fund
                                                                                              Shares Beneficially
Name, Age, Position with                                                                          Owned as of
Fund and Term of Office              Principal Occupation(s) and Directorships *                December 31, 2006
________________________     ___________________________________________________________     _____________________

N. Phillips Dodge, Jr.,      Mr. Dodge is President of N. P. Dodge Company, a                    5,466 shares
       Age: 70               leading commercial and residential real estate brokerage               0.23%
                             concern in the area of Omaha, Nebraska. Mr. Dodge has
       Director              held this position since July, 1978. Mr. Dodge is also a
    (1983-present)           principal officer and director of a number of subsidiary
                             and affiliated companies in the property management,
                             insurance, and real estate syndication fields. Mr. Dodge
                             became a Director of American States Water Company
                             (formerly Southern California Water Company) in April,
                             1990, and a Director of the Omaha Public Power District as
                             of January 5, 2000, for a six year term.

  John W. Estabrook,         Mr. Estabrook was the Chief Administrative Officer of               47,395 shares
       Age: 79               the Nebraska Methodist Hospital and its holding company,               2.03%
                             Nebraska Methodist Health System, in Omaha, Nebraska,
       Director              beginning June, 1959. Effective January 1, 1987, Mr.
    (1979-present)           Estabrook relinquished the position of President of
                             Nebraska Methodist Hospital, assuming the Presidency of
                             the Nebraska Methodist Health System until his retirement
                             on August 31, 1992.

  Jon D. Hoffmaster,         From 1987 to 1998, Mr. Hoffmaster was employed                       508 shares
      Age: 58                by InfoUSA, where he served as President and Chief                     0.02%
                             Operating Officer, Chief Financial Officer, Executive Vice
       Director              President and director. From 1980 to 1987, Mr. Hoffmaster
    (1993-present)           was President and Chief Executive Officer of First National
                             Bank of Bellevue, Nebraska. Mr. Hoffmaster has been
                             determined to be an "audit committee financial expert"
                             within the meaning of the Sarbanes Oxley Act of 2002
                             and the regulations related thereto by the Fund's Board of
                             Directors. Mr. Hoffmaster serves as the Chairman of the
                             Audit Committee. Since June 1, 2003, Mr. Hoffmaster has
                             been the President of W.F. Enterprises, LLC, a recreational vehicle company.

                                                                                                  Number and
                                                                                              Percentage of Fund
                                                                                              Shares Beneficially
Name, Age, Position with                                                                          Owned as of
Fund and Term of Office              Principal Occupation(s) and Directorships *                December 31, 2006
________________________     ___________________________________________________________     _____________________

  John J. Koraleski,         Mr. Koraleski was elected Chairman on April 13, 2005.                3,224 shares
       Age: 56               Mr. Koraleski is Executive Vice President-Marketing                     0.14%
                             & Sales of the Union Pacific Railroad Company
       Chairman              headquartered in Omaha, Nebraska. Mr. Koraleski was
    (2005-present)           employed by Union Pacific in June, 1972, where he has
                             served in various capacities. He was promoted to his
       Director              present position in March, 1999. As the Executive Vice
    (1995-present)           President-Marketing & Sales, Mr. Koraleski is responsible
                             for all sales, marketing, and commercial activities for
                             the railroad and its Union Pacific Distribution Services
                             subsidiary. He is a member of the Railroad's Operating
                             Committee. Currently, Mr. Koraleski is Vice President-
                             Finance and a Member of the Board of Trustees for Union
                             Pacific Foundation. Prior to his current officer position
                             with the Railroad, Mr. Koraleski was the Railroad's
                             Chief Financial Officer, Controller of Union Pacific
                             Corporation. In those positions, he was responsible for
                             the Railroad's Information Technologies and Real Estate
                             Departments. Mr. Koraleski has been designated as the
                             Lead Independent Director of the Fund.

  Gary L. Petersen,          Mr. Petersen is the retired President of Petersen                   49,109 shares
       Age: 63               Manufacturing Co. Inc. of DeWitt, Nebraska. Mr.                         2.10%
                             Petersen commenced employment with the Company
       Director              in February, 1966. He became President in May, 1979,
    (1987-present)           and retired in June, 1986. Petersen Manufacturing Co.
                             Inc. produced a broad line of hand tools for national
                             and worldwide distribution under the brand names Vise-Grip,
                             Unibit, Prosnip, and Punch Puller. Mr.Petersen serves as
                             Chairman of the Fund's Administration and Nominating
                             Committee.

      L.B. Thomas,           Mr. Thomas retired in October, 1996, from ConAgra, Inc.               882 shares
        Age: 70              headquartered in Omaha, Nebraska. He retired as Senior                  0.04%
                             Vice President, Risk Officer and Corporate Secretary.
       Director              ConAgra had sales of approximately $25 billion world-
    (1992-present)           wide and was the second largest processor of food products in the United States when Mr. Thomas retired. He was
                             also a member of ConAgra's Management Executive
                             Committee. Mr. Thomas joined ConAgra as assistant to
                             the Treasurer in 1960. He was named Assistant Treasurer
                             in 1966; Vice President, Finance in 1969; Vice President,
                             Finance and Treasurer in 1974; added the Corporate
                             Secretary responsibility in 1982; and became Senior Vice
                             President in 1991. Mr. Thomas is a director of Lozier
                             Corp. located in Omaha, Nebraska and the Exchange Bank
                             of Mound City, Missouri, and a member and treasurer of
                             the Nebraska Methodist Health System Board of Directors.

                                                                                                  Number and
                                                                                              Percentage of Fund
                                                                                              Shares Beneficially
Name, Age, Position with                                                                          Owned as of
Fund and Term of Office              Principal Occupation(s) and Directorships *                December 31, 2006
________________________     ___________________________________________________________     _____________________

   John K. Wilson,           Mr. Wilson is President of Durham Resources, LLC.                    2,098 shares
       Age: 52               Durham Resources, LLC is a privately held investment                    0.09%
                             company headquartered in Omaha, Nebraska. Mr. Wilson
       Director              commenced his career with Durham Resources, LLC in
    (1999-present)           February, 1983. Prior to becoming President in May, 1994,
                             Mr. Wilson served in the position of Secretary-Treasurer
                             and Vice President-Finance. Mr. Wilson currently serves
                             on the Advisory Board - U.S. Bank National Association,
                             Omaha, Nebraska and as a director of MDU Resources
                             Group, Inc. headquartered in Bismarck, North Dakota.
                             Mr.Wilson has been determined to be an "audit committee
                             financial expert" within the meaning of the Sarbanes
                             Oxley Act of 2002 and the regulations related thereto by
                             the Fund's Board of Directors.

 Adam M. Koslosky,           Mr. Koslosky is the President and Chief Executive                      0 shares
       Age: 50               Officer of Magnolia Metal Corporation. Magnolia Metal
                             Corporation is a bronze bearing manufacturer located
 Director Nominee            in Omaha, Nebraska. Mr. Koslosky commenced his
                             career with Magnolia Metal Corporation in October 1985.
                             Mr. Koslosky has been a Director of Methodist Hospital
                             Foundation since 1993.

____________________

*    Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

     The address for all Fund Directors is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

          Interested Person Directors, Director Nominees and Officers

     The following Directors and Officers are interested persons of the Fund. The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940 and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of
Section 2(a)(19).

                                                                                                  Number and
                                                                                              Percentage of Fund
                                                                                              Shares Beneficially
Name, Age, Position with                                                                          Owned as of
Fund and Term of Office              Principal Occupation(s) and Directorships *                December 31, 2006
________________________     ___________________________________________________________     _____________________

 Edson L. Bridges III,       Mr. Bridges has been a full-time member of the                      52,102 shares
          CFA                professional staff of Bridges Investment Counsel, Inc.                (2), (3)
      Age: 48 (1)            since August 1983. Mr. Bridges has been responsible for                 2.23%
                             securities research and the investment management for an
      President              expanding base of discretionary management accounts,
    (1997-present)           including the Fund, for more than nine years. Mr. Bridges
                             was elected President of Bridges Investment Fund, Inc. on
Chief Executive Officer      April 11, 1997, and he assumed the position of Portfolio
    (2004-present)           Manager at the close of business on that date. Mr. Bridges became Chief Executive Officer of the Fund on April 13,
       Director              2004. Mr. Bridges has been Executive Vice President of
    (1991-present)           Bridges Investment Counsel, Inc. since February, 1993,
                             and he is a Director of that firm. Mr. Bridges is an officer and a Director of Bridges Investor Services, Inc. and
                             Provident Trust Company. Since December 2000, Mr.
                             Bridges has been President, Chief Executive Officer, and
                             Director of Bridges Investment Management, Inc. Mr.
                             Bridges became a Director of Stratus Fund, Inc., an open-
                             end, regulated investment company located in Lincoln,
                             Nebraska, in October, 1990 and is Chairman of the Audit
                             Committee of the Stratus Fund.

 Robert W. Bridges,          Mr. Bridges is a Director and Equity Analyst at Sterling             4,744 shares
         CFA                 Capital Management LLC. Sterling Capital Management                      (5)
      Age: 41 (4)            LLC, located in Charlotte, North Carolina, is an                        0.20%
                             investment management company founded in 1970. Mr.
 Director Nominee            Bridges commenced his career with Sterling Capital
                             Management, LLC in 1996 and served in a variety of
                             capacities including client service, systems integration, and compliance before assuming his current position in 2000.
                             Mr. Bridges has been a Director of Bridges Investment
                             Counsel, Inc. since December 2006. Prior to joining
                             Sterling, Mr. Bridges served in accounting, research
                             analysis and several other roles for Bridges Investment
                             Counsel, Inc. for six years. Mr. Bridges earned his B.S. in
                             Business from Wake Forest University, and became a CFA
                             charter holder in 2003.
____________________

*    Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

(1) Edson L. Bridges III is the son of Edson L. Bridges II and brother of Robert W. Bridges. Mr. Bridges III is an interested person because he is a director and officer of the Fund and a director and officer of the Fund's investment adviser, Bridges Investment Management, Inc.

(2) Mr. Bridges' ownership is represented by 3,082 shares held in the Bridges Investment Counsel, Inc. Profit Sharing Trust; 3,591 shares held in the Pension Trust of Bridges Investment Counsel, Inc. by the Trustees of these plans; 5,637 shares held in a 401(k) Plan and Trust for employees of Bridges Investment Counsel, Inc. and 1,276 shares in an IRA Custodial Account held by U.S. Bank National Association. Mr. Bridges also has an 814 share interest in a family trust in addition to a joint account with Tracy Taylor Bridges, Mr. Bridges' wife, with 3,011 shares. Tracy Taylor Bridges holds 320 shares in an IRA Custodial Account and 20,576 shares in a 401(k) Plan. In addition, 412 shares are held in Educational IRA Accounts for each of Mr. Bridges three children, Edson L. IV, Taylor K. and Mary E. Bridges, and 1,924 shares are held in a custodial account for each of Mr. Bridges three children.

(3) Edson L. Bridges III is named as co-trustee with Edson L. Bridges II for two trusts with a total of 11,459 shares of capital stock of the Fund as of December 31, 2006. The capital stock owned is registered with the Fund's transfer agent in the name of the trust, and these shares are reported in the beneficial ownership interests of Mr. Bridges III solely because of his voting power. The 11,459 shares of the Fund are also reported in the beneficial ownership interests of Edson L. Bridges II. See footnote (3) of Edson L. Bridges II.

(4) Robert W. Bridges is the son of Edson L. Bridges II and brother of Edson L. Bridges III, both of whom are "affiliated persons" and "interested persons" of the Fund. Because of these relationships, Robert W. Bridges is considered to be both an affiliated and interested person.

(5) Mr. Bridges' ownership is represented by 289 shares held in the Bridges Investment Counsel, Inc. Profit Sharing Trust; 253 shares held in the Pension Trust of Bridges Investment Counsel, Inc. by the Trustees of these plans; and 535 shares held in a 401(k) Plan and Trust for employees of Bridges Investment Counsel, Inc. Mr. Bridges also has an 814 share interest in a family trust in addition to a joint account with Elizabeth Bridges, Mr. Bridges' wife, with 1,013 shares. Mr. Bridges has 4 shares held in an irrevocable trust, 246 shares held by a ROTH IRA, and 984 shares held in a charitable remainder unitrust where Mr. Bridges is the income beneficiary. In addition, 395 shares are held in Educational IRA Accounts for each of Mr. Bridges three children, and 211 shares are held in a custodial account for Mr. Bridges' daughter, Elizabeth.


     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF EACH NOMINEE FOR DIRECTOR.

     Bridges Investment Counsel, Inc., the former investment adviser to the Fund, has a Cash or Deferred Profit Sharing Plan and Trust (the "BIC Profit Sharing Trust") and a Pension Plan and Trust ("BIC Pension Plan") for its employees, and both include some persons who are not officers or directors of the Fund. As of December 31, 2006, Provident Trust Company, as non-discretionary Trustee of the BIC Profit Sharing Trust, 401(k) and BIC Pension Plan held a total of 46,394 shares of the Fund on behalf of the participants while EMJAY, an outside participant accountant, held 29,208 shares in Bridges Investment Counsel's 401(k). The beneficial interests of the officers and employees of Bridges Investment Counsel, Inc. in the BIC Profit Sharing Plan and the BIC Pension Plan who are also directors and officers of the Fund are included in their statements of beneficial stock ownership based upon December 31, 2006 allocations of percentage interests in the retirement plans for each employee.

     Provident Trust Company of Omaha, Nebraska, had 189 shareholders as of December 31, 2006, no one of whom owned more than 5.17% of the total outstanding voting shares of common stock. Provident Trust Company is managed by personnel of Bridges Investment Counsel, Inc. under a perpetual Management Agreement. At December 31, 2006, Provident Trust Company maintained accounts that held shares of Bridges Investment Fund, Inc. for its customers in the following capacities where Provident Trust Company has the right to vote the Fund shares: 122,147 shares as sole trustee and 10,696 shares as co-trustee with an individual. The total shares held by Provident Trust Company in these two capacities is 132,843. The number of shares that Provident Trust Company has the right to vote in its capacity as trustee or co-trustee is 5.69% of the total Fund shares outstanding on December 31, 2006. Provident Trust Company does not own any shares of the Fund as principal. The records of the transfer agent for the Fund maintain the ownership of the shares in the name of the trust account or the beneficial owner. Ownership interests are reported in this Proxy Statement in the name of the trust account or the beneficial owners. Provident Trust Company's practice with respect to voting shares of the Fund will be to deliver proxies to the beneficial owners or other representatives for the customer accounts in all situations where such policy is administratively feasible and legally possible. Provident Trust Company has officers who are not employees of Bridges Investment Counsel, Inc., employees of Bridges Investment Management, Inc. or officers of Bridges Investment Fund, Inc. who may vote proxies for trust customers in those instances where an independent point of view and the avoidance of a conflict of interest are important considerations. Fund Directors John W. Estabrook, Edson
L. Bridges II and Edson L. Bridges III are also Directors of Provident Trust Company. Fund Director Nominee, Robert W. Bridges, also is a current director nominee of Provident Trust Company for election at its March 13, 2007 annual meeting.

     The officers of the Fund as disclosed herein have been elected by the Fund Board of Directors for an annual term commencing April 13, 2006 through April 13, 2007, and until their successors are duly elected and qualified.


                                          Additional Officers of the Fund

                                                                                                  Number and
                                                                                              Percentage of Fund
                                                                                              Shares Beneficially
Name, Age, Position with                                                                          Owned as of
Fund and Term of Office              Principal Occupation(s) and Directorships *                December 31, 2006
________________________     ___________________________________________________________     _____________________

Edson L. Bridges II, CFA     Mr. Bridges was elected Chairman Emeritus on April 15,                  77,553
      Age: 74 (1)            2006. Mr. Bridges had previously served as Chairman,               shares (2), (3)
                             Vice-Chairman, Chief Executive Officer, and President of                3.32%
   Chairman Emeritus         the Fund. Mr. Bridges was replaced by Edson L. Bridges
    (2006-present)           III as Chief Executive Officer of the Fund on April 13,
                             2004. In September, 1959, Mr. Bridges became associated
     Vice-Chairman           with the predecessor firm to Bridges Investment Counsel,
      (2005-2006)            Inc. and is presently the President, Director, and Chief
                             Compliance Officer of Bridges Investment Counsel, Inc.
       Chairman              Mr. Bridges is also President and Director of Bridges
      (1997-2005)            Investor Services, Inc. Mr. Bridges is President and
                             Director of Provident Trust Company, chartered to conduct
Chief Executive Officer      business on March 11, 1992, and, since December 2000,
      (1997-2004)            Director of Bridges Investment Management, Inc.

       Director
    (1963-present)

    Nancy K. Dodge,          Mrs. Dodge has been an employee of Bridges Investment                3,423 shares
       Age: 45               Counsel, Inc. since January, 1980 and Bridges Investment                0.15%
                             Management, Inc. since 1994. Her career has progressed
       Treasurer             through the accounting department of that Firm, to her
    (1986-present)           present position as Senior Vice President of Investor
                             Support and Fund Services. Mrs. Dodge is the person
Chief Compliance Officer     primarily responsible for overseeing day to day operations
    (2006-present)           for the Fund, and she is also the key person for handling
                             relations with shareholders, the custodian bank, transfer
                             agent, and the auditor. Mrs. Dodge is a Senior Vice
                             President of Bridges Investment Management, Inc., an
                             officer and Director of Bridges Investor Services, Inc.,
                             and a Trust Administrator for Provident Trust Company.
                             Ms. Dodge was appointed Chief Compliance Officer of the
                             Fund, as of November 21, 2006.

Brian Kirkpatrick, CFA       Mr. Kirkpatrick has been an employee of Bridges                      4,306 shares
       Age: 35               Investment Counsel, Inc. since August 24, 1992 and                      0.18%
                             Bridges Investment Management, Inc. since 1994.
Executive Vice President     Mr. Kirkpatrick has been a full-time member of the
    (2006-present)           professional staff of Bridges Investment Counsel, Inc.,
                             responsible for securities research, and the investment
    Vice President           management for an expanding base of discretionary
     (2000-2006)             management accounts, including the Fund, for several
                             years. Mr. Kirkpatrick was appointed Sub Portfolio
                             Manager of the Fund on April 12, 2005. Mr. Kirkpatrick
                             is Senior Vice President, Director of Research and Chief
                             Compliance Officer and a director of Bridges Investment
                             Management, Inc., and a Vice President for Provident Trust
                             Company.

                                                                                                  Number and
                                                                                              Percentage of Fund
                                                                                              Shares Beneficially
Name, Age, Position with                                                                          Owned as of
Fund and Term of Office              Principal Occupation(s) and Directorships *                December 31, 2006
________________________     ___________________________________________________________     _____________________

   Mary Ann Mason,           Mrs. Mason has been an employee of Bridges Investment               13,606 shares
       Age: 55               Counsel, Inc. since June, 1981 and is currently Senior Vice             0.58%
                             President of Operations and Administration, Secretary,
      Secretary              and Treasurer, and has been an employee of Bridges
    (1987-present)           Investment Management, Inc. since 1994. Mrs. Mason
                             is also Corporate Secretary and Treasurer for Bridges
                             Investment Counsel, Inc., Secretary, Treasurer and Trust
                             Administrator for Provident Trust Company, Secretary and
                             Treasurer for Bridges Investor Services, Inc., Senior Vice
                             President, Secretary and Treasurer for Bridges Investment
                             Management, Inc., and a Director of Bridges Investor
                             Services, Inc.

    Linda Morris,            Mrs. Morris has been an employee of Bridges Investment               1,684 shares
       Age: 40               Counsel, Inc. since August, 1992 and Bridges Investment                 0.07%
                             Management, Inc. since 1994. Her career with Bridges
  Assistant Treasurer        Investment Counsel, Inc. has been largely in the client
    (1999-present)           accounting area. Mrs. Morris was elected Assistant
                             Treasurer of the Fund in April, 1999. Mrs. Morris is also
                             Associate Director of Accounting for Bridges Investment
                             Counsel, Inc. and a Trust Assistant for Provident Trust
                             Company.

      Trinh Wu,              Mrs. Wu has been an employee of Bridges Investment                   1,929 shares
       Age: 49               Counsel, Inc. and Bridges Investment Management, Inc.                   0.08%
                             since February 1, 1997. Mrs. Wu has functioned as the
     Controller              lead accountant for the day to day operation of the Fund.
    (2001-present)           Mrs. Wu currently is the Senior Accountant of Bridges
                             Investment Counsel, Inc. Prior to employment at Bridges
                             Investment Counsel, Inc., Mrs. Wu performed operating
                             and accounting activities for 17 years in the Estate and
                             Trust Department of the predecessor institutions to U.S.
                             Bank, N.A. Nebraska. Mrs. Wu was elected to the position
                             of Controller of the Fund at the October 16, 2001 meeting
                             of the Board of Directors
____________________

*    Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

(1)  Edson L. Bridges II is the father of Edson L. Bridges III and Robert W. Bridges. Mr. Bridges II is an
     interested person because he is a director and officer of the Fund's investment adviser, Bridges Investment
     Management, Inc. Mr. Bridges has elected not to stand for re-election as a Board member after the 2007
     Annual Meeting of Shareholders but will continue as an officer of the Fund.

(2)  9,070 shares are owned in Mr. Bridges' name and 1,497 shares as Edson L. Bridges II Investment Counsel in
     California (a.k.a. Bridges Investment   Advisers); 7,480 shares are held by a corporate trustee for the
     Bridges Investment Counsel, Inc. Profit Sharing Trust, and 5,344 shares represent a beneficial interest in
     Bridges Investment Counsel, Inc. Pension Trust. These shares represent estimated interests in the Trusts'
     holding of the Fund's shares. In addition, Mr. Bridges owns 3,263 shares held by U.S. Bank National
     Association as Custodian

     for master plan Individual Retirement Act and Simplified Employee Pension accounts and a Non-Deductible IRA.
     Sally S. Bridges, Mr. Bridges' wife, owns 3,260 shares in her own name and 1,224 shares in a master plan IRA account, and 61 shares in a Non-Deductible IRA.

(3)  Edson L. Bridges II acts as a sole trustee for two trusts that are registered with the Fund's transfer agent in the name of the grantor or the principal beneficiary of the trust. These trusts have an ownership of 10,917 shares of the Fund outstanding as of December 31, 2006. Mr. Bridges also serves as a co-trustee of five other trusts with individual trustees and corporate trustees for 23,978 shares and co-trustee with Edson L. Bridges
     III of two trusts with individual trustees for 11,459 shares for a total of 35,437 shares of the Fund as of
     December 31, 2006. These shares are reported in the beneficial ownership interests of Mr. Bridges solely because of his voting power. The 11,459 shares of the Fund are also reported in the beneficial ownership interests of Edson L. Bridges III. See footnote (3) of Mr. Edson Bridges III above. Mr. Bridges' practice with respect to voting shares of the Fund will be to deliver proxies to the beneficial owners, other co-trustees, or other representatives for the trustees' accounts in all situations where such policy is administratively feasible and legally possible.


     The address for all Fund Officers is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

     The share ownership disclosures reported herein are as of December 31, 2006. To summarize the foregoing information, the Directors and Officers of the Fund own beneficially or of record 255,524 shares, which are equal to 10.94% of the 2,336,366 Fund shares outstanding on December 31, 2006.

     Set forth below are the dollar ranges of securities of the Fund beneficially owned by each director and director nominee as of December 31, 2006.




                                                  Dollar Range of Equity Securities in the Fund
                                          _____________________________________________________________

                                                             $10,001 -      $50,001 -         Over
Name of Director or Nominee      None      $1 - $10,000       $50,000        $100,000       $100,000
___________________________    ________   ______________   _____________   ____________   _____________

Edson L. Bridges II (1) .......                                                               X
Edson L. Bridges III ..........                                                               X
Robert W. Bridges .............                                                               X
N. Phillips Dodge, Jr .........                                                               X
John W. Estabrook .............                                                               X
Jon D. Hoffmaster .............                                  X
John J. Koraleski .............                                                               X
Adam M. Koslosky ..............   X
Gary L. Petersen ..............                                                               X
Roy A. Smith (1) ..............                                                               X
L.B. Thomas ...................                                  X
John K. Wilson ................                                                X

____________________

(1)  Messrs. Bridges II and. Smith have elected not to stand for re-election as Board members after the
     2007 Annual Meeting of Shareholders.

Meetings

     During 2006, the Board of Directors held five meetings, the Administration and Nominating Committee held one meeting and the Audit Committee held two meetings. Members of the various committees are listed below in this Proxy Statement. All Fund Directors had an individual attendance record of at least 75% at all meetings of the Board of Directors and all meetings of committees of which they are members (on a combined basis).

Compensation

     The directors as a group were paid a total of $20,192 by the Fund for their attendance at Audit Committee, Administration and Nominating Committee, and Board of Directors meetings during 2006.

     During 2007, each Director of the Fund will be paid a fee of $350 for each meeting of the Board of Directors at which he or she is in attendance, $175 for each Committee meeting, $125 for attendance at educational meetings, $350 for the Audit Committee Chairman and the Administration and Nominating Committee Chair and $500 for the Board

Chairman. No fee will be paid for a committee when such a meeting occurs in consecutive times on the same date as the meeting of the Board of Directors. Interested Directors and Executive Officers, Edson L. Bridges II and Edson L. Bridges III, are not paid any Director fees. If elected, each of the Director nominees will be paid Director fees for their services. These guidelines for compensation for directors were based on considerations by the Administration and Nominating Committee that were forwarded to a session of the Independent Directors where they were approved and passed along to the full Board of Directors for final confirmation.


     The compensation information set forth below is provided for all directors of the Fund for the most recently completed fiscal year ended December 31, 2006. No executive officer or any affiliated person of the Fund was paid annual compensation in excess of $60,000 for the fiscal year ended December 31, 2006.

                                                                  Compensation Table
                                       _______________________________________________________________________

                                                                                                     Total
                                                            Pension or           Estimated        Compensation
                                        Aggregate       Retirement Benefits        Annual          From Fund
                                       Compensation       Accrued as Part       Benefits Upon       Paid to
Name of Person, Position                From Fund        of Fund Expenses        Retirement        Directors
________________________               ____________     ___________________     _____________     ____________

Executive Officers/Directors:

Edson L. Bridges II (1), ..............    None                None                 None              None
     Chairman Emeritus and Director
Edson L. Bridges III, .................    None                None                 None              None
     President, CEO and Director

Directors of the Fund:

N. P. Dodge, Jr .......................   $2,250               None                 None             $2,250
John W. Estabrook .....................   $2,250               None                 None             $2,250
Jon D. Hoffmaster .....................   $2,600               None                 None             $2,600
John J. Koraleski .....................   $2,750               None                 None             $2,750
Gary L. Petersen ......................   $2,600               None                 None             $2,600
Roy A. Smith (1) ......................   $1,900               None                 None             $1,900
L.B. Thomas ...........................   $2,250               None                 None             $2,250
John K. Wilson ........................   $2,250               None                 None             $2,250
____________________

(1)  Mr. Bridges II and Mr. Smith have elected not to stand for re-election as Board members after the 2007
     Annual Meeting of Shareholders. Mr. Bridges II intends to continue as an officer of the Fund.

     With respect to Proposal 1 (the election of directors), shareholders are entitled to cumulative voting, which means that each share is entitled to as many votes as there are directors to be elected. Such votes may all be cast for one nominee or distributed among as many nominees and in such proportions as the holder sees fit. The ten (10) nominees with the most votes will be elected as directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them equally for each nominee shown in this Proxy Statement.

                                  PROPOSAL TWO
                       APPROVAL OF THE CONTINUANCE OF THE
                          INVESTMENT ADVISORY CONTRACT


     At the 2007 Annual Meeting, shareholders will be asked to consider and act upon a proposal to continue the investment advisory contract between the Fund and Bridges Investment Management, Inc. (BIM). If approved, the BIM investment advisory contract would be effective as of April 17, 2007 for an additional annual period, through April 17, 2008. The continuation of the BIM investment advisory agreement was approved by the Fund shareholders at the 2005 and 2006 Annual Meetings for the respective periods.

Terms of BIM Advisory Agreement

     The BIM advisory agreement continues in effect only so long as such continuance is specifically approved at least annually by the Board of Fund Directors, or by vote of a majority of the outstanding voting securities of the Fund; in either case, the terms of the BIM advisory agreement and any renewal thereof must have been approved by the vote of a majority of directors who are not parties to the advisory agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The BIM advisory agreement may be terminated by either party on sixty days' written notice and terminates automatically if assigned.

     Under the BIM advisory agreement, BIM will furnish continuing investment supervision for the Fund and through an outsourcing agreement with BIC provide office space, facilities, and equipment. In addition, BIM will pay all of the expenses related to registering the Fund with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and has agreed to pay all expenses of maintaining those registrations. Further, under this agreement, BIM has agreed to pay all expenses of initially qualifying and maintaining the qualification of shares of the Fund in whole or in part under the securities laws of such states as the Fund may from time to time designate.

     For these services, the Fund agrees to pay BIM a quarterly fee of one-eighth of one percent (1/8 of 1%) of the average net asset value of the Fund, which equals one half of one percent (1/2 of 1%) on an annual basis, as determined by appraisals made as of the close of each month of the applicable quarter. However, BIM has agreed to reimburse the Fund for its total expenses (exclusive of stamp and other taxes but including fees paid to BIM) to the extent such expenses in the aggregate exceed one and one-half percent (1 1/2%) of the average net asset value of the Fund for such year as determined as of the close of each month thereof. The fees paid to BIM under the investment advisory agreement for the fiscal year 2006 were $406,899.

Information concerning Bridges Investment Management, Inc. (BIM)

     BIM is an investment advisory firm located at 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114. As part of its prudent long range planning to establish an orderly and well-managed transfer of advisory relationships, BIC formed BIM, as a wholly owned subsidiary in late 1994, and has provided working capital and other resources to it since 1995. Effective December 15, 2000, BIM separated from BIC and is no longer a wholly-owned subsidiary of BIC. BIM has been registered with the Securities and Exchange Commission as an investment adviser since December 9, 1999. The following lists the principal executive officers and directors of BIM.

     Officers and Directors of BIM: Edson L. Bridges III, Director, President and CEO; Edson L. Bridges II, Director and Executive Administrator; Deborah L. Grant, Director, Senior Vice President and COO; Nancy K. Dodge, Senior Vice President; Mary Ann Mason, Senior Vice President, Secretary and Treasurer; Brian
M. Kirkpatrick, Senior Vice President, Director of Research and Chief Compliance Officer and Director; Douglas R. Plahn, Senior Vice President, CFO, and Director; and Patricia S. Rohloff, Vice President.

     As of January 31, 2007, Edson L. Bridges III owned 76.5% of the voting common stock and 54.8% of the total equity (voting and nonvoting stock) of BIM, with the remaining common stock owned by various BIM employees. Edson L. Bridges II and Edson L. Bridges III, as co-trustees, have the right to vote BIM shares representing 87.7% of its voting common stock. The voting trust arrangement has been entered into in order to comply with Nebraska Department of Banking, Bureau of Securities regulations concerning control of investment advisory representatives.

     Since the commencement of active investment advisory operations in the first quarter of 2001, BIM has grown to total assets under management of approximately $413,300,000 at December 31, 2006. Based on Fund net assets of $82,754,479 at December 31, 2006, the Fund represents approximately 20% of BIM's total portfolio responsibilities. BIM does not advise any other investment companies.

Evaluation by the Fund's Board of Directors

     The proposal to continue the investment advisory agreement with BIM was initially made to the independent members of the Board of Directors at a meeting of independent directors held on November 21, 2006. This proposal was then favorably acted upon at the meeting of the Board of Directors held on November 21, 2006, with the Board recommending approval and submission to the Fund shareholders for action at the Fund's 2007 Annual Meeting of shareholders.

     In order for the investment advisory agreement to be adopted for an additional year, approval by the holders of the majority of the outstanding shares of the Fund or a majority of the independent directors is necessary. As a matter of historical practice, the Fund has obtained the approval of both the Fund's Board of Directors and the shareholders, and it is the Board's current intent to continue with this practice of obtaining both Board and shareholder approval each year.

     Prior to recommending approval of the continuation of the investment adviser agreement at their November 21, 2006 meeting, the independent Directors of the Fund reviewed the financial resources of BIM, the investment performance record, types of securities purchased, and asset size of the Fund in comparison with funds of similar size and comparable investment objectives, the operating costs relative to other funds, and other factors including the quality of investment advice and other services set forth in a special study prepared annually for the Board members by the investment manager. In addition, the independent Directors reviewed the expertise, personnel, and resources BIM is willing to commit to the management of the Fund, its compliance program, the cost of comparable services and the benefits to be received by BIM.

     With respect to BIM's financial resources, BIM provided the Fund's Board of Directors information showing (as of June 30, 2006) total assets of $3,063,047, no long-term debt, and total shareholders' equity of $2,655,320, with a current ratio (current assets to current liabilities) of 4.01% and an equity to total assets ratio of 85.1%. With respect to investment performance record, types of securities purchased, quality of investment advice, and operating costs, because Edson L. Bridges III has been, and will continue as, the person responsible for the day-to-day management of the Fund's portfolio, a position he has held since April 11, 1997, and because the transfer of the investment advisory arrangement from the predecessor investment advisor, Bridges Investment Counsel, Inc. to BIM continued the Fund operations in similar form with minimal disruption of operations and arrangements, the directors reviewed and focused on the Fund's past performance and operations in their evaluation and decision.

     Based on information gathered from a leading mutual fund evaluator, the Fund directors compared the Fund's performance criteria to funds with similar investment objectives. The total fund comparison universe varied depending on the time frame of the comparison and other investment parameters included, but with respect to funds with a growth investment objective, the Fund ranked, on percentile terms, in the 85th percentile of 1,693 funds over a trailing 12-month period (as of September 30, 2006), 64th of 1,393 funds over a 3-year period, 36th of 1,092 funds over a 5-year period, and 44th of 415 funds over a 10-year period.

     The Fund directors reviewed the asset allocation of the Fund, including the percentage of Fund assets invested in stocks (88.1% as of September 30, 2006) and bonds (4.3% as of September 30, 2006). The Fund directors also reviewed a number of current ratios for the Fund's portfolio, including the current price/earnings ratio of Fund stocks (15.0 as of September 30, 2006) price/cash ratio (11.7) and price/book ratio (2.8), as well as the Fund's turnover ratio, which moved up to 24% for the trailing twelve months, still well below the average turnover ratio average of 89% for a comparison group of large cap growth funds. The directors also reviewed the Fund's expense ratio, which was 0.85% for the period ending September 30, 2006, compared to an average of 1.86% for a peer group of 1,663 funds selected as the comparison group.

     The Fund Board also reviewed the extent to which economies of scale would be realized as the Fund grows, and the expected impact of any growth in Fund assets on the Fund's fee structure, including fees and expenses which are not directly related to the size of the Fund, and provisions in agreements with service providers which carry a lower basis charge if the Fund asset base increases.

     With respect to the Fund's compliance program, the Fund directors were provided information concerning both the historical practices to ensure compliance by Fund personnel, as well as current actions taken to strengthen the Fund compliance structure.

     The Board of Directors noted that Edson L. Bridges III has more than 23 years experience with the Fund's portfolio and thus is very familiar with the Fund's history and operations. The Board of Directors further noted that Edson
L. Bridges III has been responsible for the day-to-day management of the Fund's portfolio since April 11, 1997, with Brian Kirkpatrick as the back-up person in this position.

     BASED ON THE FOREGOING, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE APPROVAL OF THE PROPOSAL TO CONTINUE THE INVESTMENT ADVISORY AGREEMENT WITH BRIDGES INVESTMENT MANAGEMENT, INC.

     At each Board of Directors meeting, the Board reviews the brokerage commissions and fees paid with respect to securities transactions undertaken for the Fund's portfolio during the prior three-month period for the cost efficiency of the services provided by the brokerage firms involved, all of which brokerage firms are non-affiliated with the Fund and BIM. The Fund's Board of Directors reviewed in January 2006, an annual disclosure for 2005 on soft dollar commission arrangements of BIM and the benefits that BIM, and its clients may receive from the Fund's portfolio transactions. The Board has regularly reviewed the brokerage commissions paid on each portfolio security transaction since 1995, and the actions taken by the management during the prior quarter with respect to portfolio transactions and commission levels have been approved by the Board of Directors. It is anticipated that at the May 2007 Board of Directors meeting, the Fund's Board will review an annual disclosure for 2006 on soft dollar commission arrangements of BIM.


                                 PROPOSAL THREE
                    RATIFICATION OR REJECTION OF SELECTION OF
                          INDEPENDENT PUBLIC ACCOUNTANT

     The Investment Company Act of 1940 provides that the accountants of an investment company shall be selected by a majority of the members of the Board of Directors who are not affiliated with the investment adviser of the Fund, that such selection shall be submitted for ratification or rejection at the Annual Meeting of the shareholders. Although the Fund has an Audit Committee comprised of independent directors and otherwise meets the standards of SEC Rule 32a-4 which exempts it from the requirement that the independent accountant be ratified by the shareholders, the Audit Committee has directed the submission of the selection of the independent public accountant to the Fund shareholders for ratification.

     On February 6, 2007, the members of the Audit Committee of the Board of Directors recommended the selection of Deloitte & Touche LLP as auditors for the Fund for the year ending December 31, 2007 and directed the submission of this recommendation to the shareholders for ratification. Through the Proxy solicited for the Annual Meeting, you will be ratifying the selection of Deloitte & Touche LLP as the independent public accountant for the year-ending 2007 financial statements for the Fund. A representative of Deloitte & Touche LLP will be in attendance at the Annual Meeting of Shareholders on March 27, 2007 to respond to appropriate questions and, at the representative's discretion, to make a statement.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE APPROVAL OF THE INDEPENDENT PUBLIC ACCOUNTANT.

Other Matters Which May Come Before the Meeting

     It is not anticipated that any action will be asked of the shareholders other than the matters previously indicated, but if other matters are properly brought before the Annual Meeting, the persons named in the Proxy will vote on such matters in accordance with their best judgment.

Supplementary Comments and Information

Disclosure of Election Results

     Rule 30e-1 of the General Rules and Regulations promulgated under the Investment Company Act of 1940 requires that a brief description of each matter voted upon at a meeting of shareholders be made in a report following the shareholder meeting. This description shall include the number of votes cast for, against, or withheld as well as the number of abstentions and broker non-votes including a separate tabulation with respect to each matter or nominee for office.

     Below are the matters and the results acted upon at the 2006 Annual Meeting of Shareholders held on March 22, 2006 (fractional votes have been rounded to the nearer vote).


                    PROPOSAL NO. 1 ELECTION OF TEN DIRECTORS

                                                         Number of Votes Cast
                                                       _________________________

                   Names of Directors                      For         Withhold
___________________________________________________    ___________    __________

Edson L. Bridges II ...............................     1,661,757       2,724
Edson L. Bridges III ..............................     1,661,714       2,767
N.P. Dodge, Jr ....................................     1,661,757       2,724
John W. Estabrook .................................     1,661,757       2,724
Jon D. Hoffmaster .................................     1,661,757       2,724
John J. Koraleski .................................     1,661,604       2,877
Gary L. Petersen ..................................     1,661,757       2,724
Roy A. Smith ......................................     1,661,604       2,877
L.B. Thomas .......................................     1,661,757       2,724
John K. Wilson ....................................     1,661,757       2,724


                           PROPOSALS NOS. 2 THROUGH 9

                                                                                Number of Votes Cast
                                                                    _______________________________________________

                                                                                                            Broker
                            Proposal                                   For        Against     Abstain     Non-votes
_________________________________________________________________   _________     _______     _______     _________

Proposal No. 2. For a proposed investment advisory contract         1,658,432      3,102       2,767         180
which continues the employment of Bridges Investment
Management, Inc. as investment adviser to the Fund for the
year ending April 17, 2007.

Proposal No. 3. For the ratification of the selection of Deloitte   1,660,016          0       4,285         180
& Touche LLP as independent public accountants of the Fund
for fiscal year ending December 31, 2006.

Proposal No. 4. For new Articles VII and IX of the Fund's           1,655,023      1,097       8,181         180
Articles of Incorporation to increase capitalization and
authorize new series.

Proposal No. 5. For the amendment of Article X of the Fund's        1,657,952        823       5,526         180
Articles of Incorporation relating to the determination of the net asset value of the Fund.

Proposal No. 6. For new Article XIV of the Fund's Articles          1,656,275      2,249       5,777         180
of Incorporation providing indemnification for directors and officers.

                                                                                Number of Votes Cast
                                                                    _______________________________________________

                                                                                                            Broker
                            Proposal                                   For        Against     Abstain     Non-votes
_________________________________________________________________   _________     _______     _______     _________

Proposal No. 7. For new Article XV of the Fund's Articles of        1,655,106      2,249       6,946         180
Incorporation providing limitation of liability for directors.

Proposal No. 8. For new Article XVI of the Fund's Articles          1,644,370     13,582       6,349         180
of Incorporation to permit in certain circumstances the
elimination of the annual meeting requirement.

Proposal No. 9. For all other amendments to and the                 1,660,926        153       3,222         180
restatement of the Fund's Articles of Incorporation.

     In the event shareholders holding five percent (5%) or more of the total shares voted at the Annual Meeting withhold authority to vote for any nominee for election to the Board of Directors, a post-meeting disclosure of the name(s) of the nominee(s) will be made by the Fund indicating a list of all directors by name, the number of shares voted for and the number of shares for which authority was withheld, and the total number of shares voted at the meeting for directors. Such report will be made in the next quarterly shareholder letter following the shareholder meeting at which a vote is taken. This information will be provided in addition to the results to be disclosed under Rule 30e-1 under the Investment Company Act of 1940.

Limitation of Exemption from the Proxy Rules for Certain Non-Issuer
Solicitations

     The issuer of the enclosed Proxy is the Fund. The Board of Directors of the Fund is not aware of solicitations for Proxies by persons other than the Board of Directors. In the event non-issuer solicitations for Proxies do occur, any statements contained therein will be the responsibility of the solicitors that have made such filing. Such a filing of non-issuer solicitation material with the Securities and Exchange Commission does not constitute a finding by the Commission that such solicitation material is accurate or complete.

Deadline for Proposals for Next Annual Meeting

     Shareholders who wish to have a proposal included in the business agenda for the next Annual Meeting of Shareholders to be held in 2008 must have their proposal filed at the office of the Fund by October 29, 2007, which date is estimated to be approximately 120 days prior to date of the release of the Fund Proxy Statement to shareholders for the 2008 annual meeting.

     A shareholder who wishes to make a proposal at the next Annual Meeting of Shareholders without including the proposal in the Fund's proxy statement must notify the Fund by January 14, 2008. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxy solicitation for the next annual meeting will have discretionary authority to vote on the proposal.

Shareholder Communication with Board Members

     The Fund's Annual Meeting of Shareholders provides an opportunity each year for shareholders to ask questions of or otherwise communicate directly with members of the Fund's Board of Directors on appropriate matters. Each of the Fund's directors is encouraged to attend the Annual Meeting in person. Six (6) directors attended last year's Annual Meeting, and the Fund anticipates that a similar number of its directors will attend the 2007 Annual Meeting. In addition, shareholders may, at any time, communicate in writing with any particular director or directors who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 as a group, by sending such written communications to the attention of the Fund's Secretary at 246 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114. Copies of written communications received at such address will be provided to the relevant director or directors as a group unless such communications are considered, in the reasonable judgment of the Fund's Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, solicitations, communications that do not relate directly or indirectly to the Fund or communications that relate to improper or irrelevant topics.

Important Notice Regarding Delivery of Shareholder Documents

     Only one copy of this Proxy Statement and our 2006 Annual Report is being sent to shareholders who have the same address unless the Fund received contrary instructions from any shareholder at that address. This practice, known as "householding", is designed to reduce our printing and postage costs. However, if any shareholder residing at such an address wishes to receive a separate copy of this Proxy Statement or our 2006 Annual Report, he or she may request them at the office of the Fund, 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114; phone number: (402) 397-4700, and the Fund will deliver those documents to such shareholder promptly upon receiving the request. Any such shareholder may also contact the Fund, if he or she would like to receive separate proxy statements and annual reports in the future. If you are receiving multiple copies of our annual report and proxy statement, you may request householding in the future by contacting the Fund. Shareholders who participate in householding will continue to receive separate proxy cards.

Fund's Board of Directors Meetings

     In accordance with the Fund's By-Laws, the Fund's Board of Directors has set the size of the Fund's Board of Directors at ten (10) directors. The Board currently is scheduled to meet four times this year. The scheduled dates for 2007 are February 20, May 15, August 21 and November 20, 2007. Board meetings are normally held at 4:00 p.m. at the offices of the Fund. The Board addresses all policy matters in relation to the operation of the Fund, and it reviews and acts upon subjects involving federal and state laws and regulations governing the Fund.

Associations

     There is no nominee or director who is a member or employee or associated with a law firm which the Fund has used during the past two fiscal years or proposes to retain in the current year.

     Mr. Bridges II also serves as a director of N.P. Dodge Company, of which Mr. N. Phillips Dodge, Jr. is a CEO. Mr. Dodge has been CEO of N.P. Dodge Company since 1997, and Mr. Bridges has served as a director of N.P. Dodge Company since 1971. In addition, Mr. Bridges serves as a director and Vice Chairman of the Nebraska Methodist Health System, of which Mr. L. B. Thomas also is a director. Mr. Thomas has been a director of Nebraska Methodist Health System since 1992, and Mr. Bridges has served as a director of Nebraska Methodist Health System since 1981. Mr. Koslosky has served as a Director of Methodist Hospital Foundation since 1993.

Committees

     The Fund has an Administration and Nominating Committee and an Audit Committee, which are comprised solely of independent directors of the Fund. The director members on each committee are identified below. No member of either committee is an "interested person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The Administration and Nominating Committee evaluates candidates' qualifications for Board membership, including such candidates' independence from the Fund's investment manager, and makes nominations for independent director membership on the Board. A copy of the Administration and Nominating Committee's charter is available on the Fund's website at www.bridgesfund.com under "Downloads." The Administration and Nominating Committee will consider nominees recommended by Fund shareholders. Such recommendations should be in writing and addressed to the Fund, Attention: Administration and Nominating Committee, with the name, address, biographical information and telephone number of the person recommended and of the recommending person. As set forth in its charter, the Administration and Nominating Committee periodically reviews the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills sets from those already on the Board. To date, the Administration and Nominating Committee has not set any specific, minimum qualifications that the Administration and Nominating Committee believes must be met by a committee-recommended nominee for a position on the Fund's Board, nor has the Administration and Nominating Committee determined a specific process for identifying and evaluating nominees for director beyond the general criteria regarding board composition discussed above.

     For the 2007 Annual Meeting of Shareholders, Edson L. Bridges II submitted Robert W. Bridges as a director nominee, and Edson L. Bridges III submitted Adam
M. Koslosky as a director nominee to the Administration and Nominating Committee. The Administration and Nominating Committee approved and recommended these nominees to the full Board. For additional information on Edson L. Bridges II and Edson L. Bridges III, see sections titled "Additional Officers of the Fund" and "Interested Person Directors, Director Nominees, and Officers."

     In April, 2003, the Fund's Administration and Nominating Committee adopted a retirement policy whereby directors of the Board will not stand for reelection in the year in which that director becomes 72 unless the Administration and Nominating Committee determines that an exception is applicable to an individual that continues to be employed in an executive position with a service provider of the Fund or an individual that has a significant portion of his or her net worth invested in the Fund.

     The Administration and Nominating Committee also periodically reviews and makes recommendations with respect to Board governance procedures and compensation. The Administration and Nominating Committee also reviews the Fund investment advisory agreement and makes recommendations to the independent directors and the Fund's Board of Directors concerning such agreement.

     The Audit Committee establishes the scope of review for the annual audit by the independent auditor, and its members work with representatives of the independent auditor to establish such guidelines and tests for the audit which are deemed appropriate and necessary. The Audit Committee has adopted pre-approval policies and procedures. Prior to engaging the independent public accountant to render audit or non-audit services, the engagement is approved by the Fund's Audit Committee.

     The specific assignments to committees of the Board of Directors appear in the two tables set forth below:

         ADMINISTRATION AND
        NOMINATING COMMITTEE                         AUDIT COMMITTEE
        ____________________                         _______________

          N. P. Dodge, Jr.                           John W. Estabrook
     Gary L. Petersen, Chairman                Jon D. Hoffmaster, Chairman
          Roy A. Smith (1)                              L.B. Thomas
                                                      John K. Wilson
____________________

(1) Mr. Smith has elected not to stand for re-election as a Board member after the 2007 Annual Meeting of Shareholders and on such date, Mr. Smith will no longer be a member of the Board or the Administration and Nominating Committee.

     Mr. John J. Koraleski is the Lead Independent Director of the Fund, and, in that capacity, Mr. Koraleski coordinates the activities of these two committees with the management of the Fund.

Other Services Provided to the Fund

     U.S. Bank National Association, an affiliate of U.S. Bancorp Fund Services, LLC, 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212-3958, serves as custodian of the Fund's assets pursuant to a Custody Agreement. Under the Custody Agreement, U.S. Bank National Association's duties include (i) holding securities of the Fund in a separate account in the name of the Fund,
(ii) making receipts and disbursements of money on behalf of the Fund, (iii) collecting and receiving all income and other payments and distributions on account of the Fund's portfolio investments, (iv) maintaining books and records in accordance with applicable laws, and (v) making periodic reports to the Fund concerning the Fund's operations. U.S. Bank National Association does not exercise any supervisory function in management matters such as the purchase and sale of portfolio securities. The Fund pays the fees and costs of U.S. Bank National Association for its services as Fund Custodian.

     As of October 11, 2004, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the Dividend Disbursing and Transfer Agent for the Fund under a Transfer Agent Servicing Agreement. As transfer and dividend disbursing agent, U.S. Bancorp Fund Services, LLC's duties include (i) issuance and redemption of Fund shares, (ii) making dividend and other distributions to shareholders of the Fund, (iii) responding to correspondence by Fund shareholders and others relating to its duties, (iv) maintaining shareholder accounts, and

(v) issuing Form 1099 and 5498 information to Fund shareholders each year. The Fund paid U.S. Bancorp Fund Services $30,278 and $35,498 for the periods of January 1, 2005 through November 30, 2005 and December 1, 2005 through December 31, 2006, respectively, for these services.

     In addition, Bridges Investment Management, Inc. has entered into a separate Fund Accounting Servicing Agreement and Fund Sub-Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC. Under the Fund Accounting Servicing Agreement, U.S. Bancorp Fund Services, LLC's duties include
(i) portfolio accounting services, (ii) expense accrual and payment services,
(iii) fund valuation and financial reporting services, (iv) tax accounting services, (v) compliance control services, and (vi) daily accounting functions. For these services, U.S. Bancorp Fund Services, LLC is entitled to receive fees, payable monthly based on the total annual rate of $26,000 for the first $25 million of Fund assets, .03% of the next $25 million of Fund assets, .02% of the next $50 million of Fund assets, and .01% of assets exceeding $100 million, in addition to reimbursement of certain out of pocket expenses, including pricing expenses.

     Under the Fund's Sub-Administration Servicing Agreement with Bridges Investment Management, Inc., U.S. Bancorp Fund Services, LLC's duties include blue sky preparation, filing and compliance, and SEC document preparation, filing and compliance. For these services, U.S. Bancorp Fund Services, LLC is entitled to receive fees, payable monthly based on the total annual rate of 0.04% of assets on the first $50 million of Fund assets, 0.03% on the next $50 million of Fund assets, and 0.02% of Fund assets exceeding $100 million, in addition to reimbursement for certain out of pocket expenses. These expenses are the contracted obligation of, and will be paid by, Bridges Investment Management, Inc. Accordingly, these sub-contracted services will not be a part of the operating costs of the Fund.

     Distributor - Quasar Distributors, LLC (the "Distributor") serves as the Fund's distributor. The principal executive offices of the Distributor are located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD.

     The Fund may enter into distribution agreements or shareholder servicing agreements with certain financial institutions ("Servicing Organizations") to perform certain distribution, shareholder servicing, administrative and accounting services for their customers ("Customers") who are beneficial owners of shares of the Fund.

     A Service Organization may charge a Customer one or more of the following types of fees, as agreed upon by the Service Organization and the Customer, with respect to the cash management or other services provided by the Service
Organization: (1) account fees (a fixed amount per month or per year); (2) transaction fees (a fixed amount per transaction processed); (3) compensating balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (4) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets).

Professional Appointments and Fees

     SEC rules require our Audit Committee to pre-approve all audit and permissible non-audit services provided by our independent public accountant, Deloitte & Touche LLP, with certain limited exceptions. The Audit Committee annually approves the engagement of the Fund's independent public accountant and the scope of such engagement for audit and non-audit fees and services. Our Audit Committee has concluded that the provision of services by Deloitte & Touche LLP not related to the audit of the financial statements is compatible with maintaining Deloitte & Touche's independence.

     Aggregate fees for which we have been or expect to be billed for services rendered by Deloitte & Touche LLP for the fiscal years ended December 31, 2006 and 2005 are presented below.

                                          For the fiscal year ended December 31,
                                          ______________________________________

                                                2006                  2005
                                          ________________      ________________

Audit fees (1) .........................      $23,650               $21,500
Audit related fees .....................            0                     0
Tax fees (2) ...........................        3,000                 2,800
All other fees .........................            0                     0
                                              =======               =======

     Total .............................      $26,650               $24,300

____________________

(1) Audit fees consisted of services that would normally be provided in connection with statutory and regulatory filings or engagements, including services that generally only the independent accountant can reasonably provide.

(2) Tax services consisted of fees for tax consultation and tax compliance services.

     The Fund will reimburse out of pocket expenses in addition to the fees above that will be stated separately on invoices from Deloitte & Touche LLP. To this date, Deloitte & Touche LLP's has not provided any consulting services to the Fund.

     Legal fees and services performed on behalf of the Fund have been paid by the investment adviser in accordance with the terms of the agreement between the Fund and the investment adviser. The investment adviser will continue to pay those legal expenses in accordance with the agreement between the Fund and the investment adviser. The appointment of attorneys for the Fund is a matter that is reviewed annually by the Board of Directors at its first quarter meeting.

     There are three categories of legal expenses related to the conduct of the business affairs of Bridges Investment Fund, Inc.: (1) all amounts spent for registering the Fund under the Investment Company Act of 1940, of initially registering and maintaining the registration of shares of the Fund under the Securities Act of 1933, and of initially qualifying and maintaining the qualification of shares of the Fund in whole or in part under the securities laws of such states as the Fund may from time to time designate; (2) billings for services to operate all areas of activities and needs for the independent director members of the Board of Directors; and (3) the costs of a special counsel for Securities and Exchange Commission and other regulatory matters. In 2005 and 2006, the Fund paid the legal expenses in category (2) as described above.

     The expenditures for legal services paid for by the Fund during the fiscal years ended December 31, 2006 and 2005 are summarized in the table below:


From                            Purpose                       2006        2005
____                            _______                      _______     _______

Koley, Jessen, P.C. .......     For Independent Directors    $10,866     $17,823

     Payments for legal services by the investment advisers in support of the Fund paid from the investment management fee earned by that Firm were $65,994 in 2005 and $33,027 in 2006. These expenditures are related heavily to new laws and regulations related to anti-money laundering, the drafting of the Prospectus, amending the Articles of Incorporation, corporate governance, privacy policies, and responses to the Sarbanes Oxley Act of 2002. The investment advisers devoted 17.4% and 8.12% of their fees from the Fund in 2005 and 2006 for those various legal initiatives.

     ALL SHAREHOLDERS ARE REQUESTED TO SIGN AND MAIL PROXIES OR VOTE VIA TELEPHONE OR THE INTERNET PROMTLY.

     Your attendance at the Annual Meeting is desired whether your holdings are large or small. We encourage shareholders to take an active interest in the Fund, and we would appreciate a phone call or letter on or before March 22, 2007 to indicate that you expect to be in attendance on March 27, 2007.

                                        By Order of the Board of Directors.


                                        Mary Ann Mason
                                        Secretary

BRIDGES INVESTMENT FUND, INC.
c/o Proxy Tabulator
P. O. Box 9112
Farmingdale, NY 11735


                                                       YOUR VOTE IS IMPORTANT
_________________________________________   _____________________________________________   _______________________________________

       TO CAST YOUR VOTE BY PHONE:                  TO CAST YOUR VOTE BY MAIL:                 TO CAST YOUR VOTE ON THE INTERNET:
1) Read the Proxy Statement and have this   1) Read the Proxy Statement.                    1)  Read the Proxy Statement and have
   card at hand.                            2) Check the appropriate boxes on the reverse       this card at hand
2) Call toll-free 1-888-221-0697               side.                                        2)  Log on to www.proxyweb.com
3) Follow the recorded instructions         3) Sign and date the Proxy Card.                3)  Follow the on-screen instructions
4) Do not return this paper ballot          4) Return the Proxy Card in the enclosed        4)  Do not return this paper ballot
                                               postage-paid envelope.
_________________________________________   _____________________________________________   _______________________________________


                          BRIDGES INVESTMENT FUND, INC.
                              8401 WEST DODGE ROAD
                                   SUITE 256
                                 OMAHA, NE 68114



BRIDGES INVESTMENT FUND, INC.           PROXY - Annual Meeting of March 27, 2007

The undersigned hereby appoints Edson L. Bridges II, John W. Estabrook, and Edson L. Bridges III, and each or any of them, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote at the Annual Meeting of Shareholders of Bridges Investment Fund, Inc. (the
Fund) to be held at Happy Hollow Country Club, 1701 South 105(th) Street, in the City of Omaha, State of Nebraska, on Tuesday, March 27, 2007, at 7:00 p.m., Central Standard Time, or at any adjournment thereof, upon the matters as set forth in the Notice of such Meeting and the Proxy Statement.


                               DATED: ______________________, 2007

                  ______________________________________________________________

                  ______________________________________________________________

                  Signature(s) (Joint Owners)               (Please sign in box)

                  NOTE: Please sign name or names as imprinted hereon. Where stock is registered in joint tenancy, all tenants should sign. Persons signing as Executors, Administrators, Trustees, etc. should so indicate.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

                                             Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]
                                             PLEASE DO NOT USE FINE POINT PENS.

1.  For the Election of Ten Directors:
                                                                                                         FOR   WITHHOLD   FOR ALL
    (01) Edson L. Bridges III     (05) Jon D. Hoffmaster     (08) Gary L. Petersen                       ALL     ALL      EXCEPT *
    (02) Robert W. Bridges        (06) John J. Koraleski     (09) L.B. Thomas
    (03) N.P. Dodge, Jr.          (07) Adam M. Koslosky      (10) John K. Wilson                         [ ]     [ ]        [ ]   1.
    (04) John W. Estabrook
    _________________________________________________________________________________________

    * INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR PARTICULAR NOMINEE(S), MARK "FOR ALL
      EXCEPT" AND WRITE THE NUMBER(S) OF EACH NOMINEE(S) ON THE LINE ABOVE.                              FOR   AGAINST    ABSTAIN

2.  For a proposed investment advisory contract which continues the employment of Bridges Investment     [ ]     [ ]        [ ]   2.
    Management, Inc. as investment adviser to the Fund for the year ending April 17, 2008.

3.  For the ratification of the selection of Deloitte & Touche LLP as independent public accountants
    of the Fund for fiscal year ending December 31, 2007.                                                [ ]     [ ]        [ ]   3.

4.  To transact such other business as may properly come before the meeting.


ALL SHAREHOLDERS ARE REQUESTED TO SIGN AND MAIL PROXIES OR VOTE VIA TELEPHONE OR INTERNET PROMPTLY. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
 DISCRETIONARY AUTHORITY TO CUMULATE VOTES FOR THE ELECTION OF DIRECTORS IS NOT
                                   SOLICITED.


                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.
  IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE, YOU DO NOT NEED TO MAIL
                             YOUR PROXY CARD BACK.